UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2012

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue
Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Perry Ellis International, Inc. (the “Company”) was held on Tuesday, June 12, 2012. There were present in person or by proxy, holders of 15,603,979 shares of common stock, or 99.1% of all shares eligible to vote.

Proposal 1: Oscar Feldenkreis, Joe Arriola and Joseph P. Lacher were elected to the Board of Directors for a term of three years.

Name	For	Withheld	Broker Non-Votes
Oscar Feldenkreis	11,680,331	700,152	3,223,496
Joe Arriola	12,074,703	305,780	3,223,496
Joseph P. Lacher	12,025,173	355,310	3,223,496

Proposal 2: The shareholders approved the Company’s executive compensation, in a non-binding advisory vote (“say on pay vote”). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
11,861,188	514,345	4,950	3,223,496

Proposal 3: Deloitte & Touche LLP was ratified to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2013. The voting results were as follows:

For	Against	Abstentions
15,438,448	123,472	42,059

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: December 14, 2012	By:	/s/ Cory Shade
Cory Shade, SVP, General Counsel and
Assistant Secretary

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